EXHIBIT D

                          AMENDMENT TO LEASE AGREEMENT

     THIS AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made and entered into by and between Central Manufacturing, Inc., an Alabama corporation ("Lessor") previously known as Cigarette Racing Team, Inc., an Alabama corporation and Cigarette Racing Team, Inc., a Florida corporation ("Lessee") previously known as New CRT, Inc., a Florida corporation, as of this _____ day of ___________, 1999, for purposes of amending that certain Lease dated May 26, 1994 (the "Lease") by and between Cigarette Racing Team, Inc., an Alabama corporation, as lessor, and New CRT, Inc., a Florida corporation, as lessee.

                                   WITNESSETH:

     WHEREAS, Lessor and Lessee have agreed to modify the terms and provisions of the Lease and to enter into this Amendment to evidence their agreement; and

     NOW, THEREFORE, the parties hereto, for and in consideration of the mutual premises set forth herein and in the Lease, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, do hereby agree as follows:

     1. Upon the full execution of this Amendment and as additional consideration for Lessor's execution of this Amendment, Lessee shall simultaneously deliver to Lessor the amount of Fifty Thousand Four Hundred Eight and No/100ths Dollars ($50,408.00) in satisfaction of Lessee's obligation to reimburse Lessor for costs and expenses associated with Lessor's procurement of insurance for the Premises during the 1997/1998 period during which Lessee was obligated to provide such insurance, but did not so provide.

     2. Section 2 of the Lease is hereby deleted in its entirety and replaced by the following:

     Term. TO HAVE AND TO HOLD the Leased Premises unto Lessee for a term (the "Term") commencing on the Effective Time of the merger contemplated under that certain Agreement and Plan of Merger by and among Alchemy Holdings, Inc., a Florida corporation, Cigarette Boats, Inc., a Delaware corporation and Lessee dated the ____ day of ________, 1999 (the "Commencement Date") and ending on the first anniversary of the Commencement Date.

     It is the intent of the parties that there be no Option to Extend the Term of the Lease.

     3. Section 3 of the Lease is hereby deleted in its entirety and replaced by the following:

     (a) Subject to adjustment as may be provided for herein, Lessee covenants and agrees, without demand and without deduction or setoff of any kind, to pay Lessor, at Lessor's address hereinafter specified for receipt of notices or at such other address as Lessor from time to time may designate in writing, rent, together with all applicable sales tax thereon, for the Leased Premises during the Term of the Lease in such amounts as Lessor may deem reasonably necessary to enable Lessor to utilize such funds to pay, when due, all real estate taxes, assessments and all other charges of any other kind described in Section 7 of this Lease, payable by Lessee to Lessor in monthly installments, in advance, on or before the first day of each and every calendar month during the Term, commencing on the Commencement Date, and, if in Lessor's sole and absolute discretion Lessee is not in full compliance with the terms and provisions of this Lease concerning repair, maintenance, and insurance of the Leased Premises, such amounts as Lessor may deem reasonably necessary therefor, payable either in lump sum or in monthly installments at Lessor's sole and absolute discretion, in advance, on or before the first day of each and every calendar month during the Term, commencing on the Commencement Date. If the Commencement Date occurs on other than the first day of a calendar month, rent for the partial month between the Commencement Date and the last day of the calendar month during which the Commencement Date occurs shall be prorated on a daily basis as determined by Lessor, and shall be payable in advance on or before the Commencement Date.

     (b) Without derogation of any other rights Lessor may have under the Lease, Lessee's failure to comply with any of the requirements set forth in the Lease concerning the delivery to Lessor of certificates of insurance, proof of payments of insurance premiums, or any other evidence of insurance that may be requested by Lessor in Lessor's sole and absolute discretion shall be cause for Lessor's immediate demand of payment from Lessee sufficient therefore, which shall thereupon be due in full to Lessor.

     (c) All amounts due from Lessee to Lessor hereunder shall be deemed rent, and Lessee's failure to pay any such amount to Lessor when required hereunder shall be deemed an event of default under the Lease.

     (d) Lessor shall provide to Lessee, by telecopy notice to Lessee's office, or by other methods permitted in Section 31 of the Lease, at least three (3) days prior to the first day of each month for which there is to be a change in the rent payment from the prior month, an invoice setting forth the new rent amount. Lessor shall deliver to Lessee at Lessor's earliest convenience an invoice setting forth the rent that shall be paid by Lessee for the first monthly payment, or prorated portion thereof.

     4. Section 7(a) of the Lease is hereby modified to provide that Lessor shall remit payment for those items specified therein for which Lessor has billed and collected funds therefor from Lessee. Lessee shall bear responsibility for the payment of all other items specified therein.

     5. The first sentence of Section 7(b) is hereby deleted.

     6. In the first sentence of Section 16(b), the dollar amount of "$3,000,000.00" shall be replaced by the dollar amount of "$4,000,000.00."

     7. The names and addresses provided in Section 31 shall be deleted and replaced by the following:

                  If to Lessor, at:

                           Central Manufacturing, Inc.
                           _________________________________

                           _________________________________

                           Attn: ___________________________

                  If to Lessee, at:

                           Cigarette Racing Team, Inc.
                           _________________________________

                           _________________________________

                           Attn: ___________________________

     8. Section 32 of the Lease is hereby deleted in its entirety and replaced with the following:

     Should Lessee hold over the Leased Premises or any part thereof after the expiration of the Term, such tenancy shall constitute a month to month tenancy on the same terms and conditions; provided, however, that rent shall be payable in the amount of $25,000.00 per month for the duration thereof, plus all applicable sales tax.

     9. Section 40 of the Lease is hereby deleted in its entirety and there shall be no right of first refusal for the benefit of Lessee.

     10. Notwithstanding the foregoing, all terms of the Lease not amended pursuant to this Amendment shall remain in full force and effect throughout the entire Term of the Lease.

     11. Unless specifically defined in this Amendment, all capitalized terms shall be defined as set forth in the Lease.

     IN WITNESS WHEREOF, the undersigned hereunto have set their hands this _________ day of ________, 1999.

                                                     Lessor:

Signed, sealed and delivered                         Central Manufacturing, Inc.
in the presence of:

______________________________                       By:________________________
Witness
                                                     Print Name:________________

                                                     As its:____________________
______________________________
Witness

                                                     Lessee:

Signed, sealed and delivered                         Cigarette Racing Team, Inc.
in the presence of:

______________________________                       By:________________________
Witness
                                                     Print Name:________________

                                                     As its:____________________
______________________________
Witness

STATE OF FLORIDA    )
                    ) SS.
COUNTY OF _________ )

     The foregoing instrument was acknowledged before me this ______ day of ________________, 1999, by __________________________ as _______________________
of Central Manufacturing, Inc., an Alabama corporation, on behalf of the corporation. He/she is personally known to me or has produced as identification.



                                                     ___________________________
                                                     (Notary Signature)

(NOTARY SEAL)                                        ___________________________
                                                     (Notary Name Printed)
                                                      NOTARY PUBLIC
                                                      Commission No. ___________


STATE OF FLORIDA    )
                    ) SS.
COUNTY OF _________ )

                  The foregoing instrument was acknowledged before me this ______ day of ________________, 1999, by __________________________ as
_______________________ of Cigarette Racing Team, Inc., an Alabama corporation, on behalf of the corporation. He/she is personally known to me or has produced as identification.



                                                     ___________________________
                                                     (Notary Signature)

(NOTARY SEAL)                                        ___________________________
                                                     (Notary Name Printed)
                                                      NOTARY PUBLIC
                                                      Commission No. ___________